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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 1998
                                                             --------------


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


     DELAWARE                   33-72806, 33-94784                  33-0592719
     --------                   ------------------                  ----------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE               (I.R.S. EMPLOYER
OF INCORPORATION)                    NUMBERS)                IDENTIFICATION NO.)



                                6555 KATELLA AVENUE
                                 CYPRESS, CA  90630
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                      ---------------------------------------


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


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                                     Page 1 of  4
                           Exhibit Index appears on Page 4


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Item 5.   Other Events

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the MARCH 15, 1998 Distribution Date for the Collection Period ending FEBRUARY 28, 1998. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        YAMAHA MOTOR RECEIVABLES CORPORATION
                        ------------------------------------
                                    (Registrant)


Dated:  March 15, 1998                  By: RUSSELL JURA
                                            ---------------------
                                        Name:   Russell Jura
                                        Title:  Assistant Secretary

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                                 INDEX TO EXHIBITS



 EXHIBIT                                                            METHOD OF
  NUMBER                      EXHIBIT                                FILING
 -------                      -------                               ---------

   5.1                Monthly Servicer's Certificate             Filed Herewith
                      with respect to the MARCH 15, 1998
                      Distribution Date for the Collection
                      Period ending FEBRUARY 28, 1998.




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